ORDER FOR SUPPLIES OR SERVICES

Form Approved
OMB No 0704-0187

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PLEASE **DO NOT** RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.

1. CONTRACT/PURCHASE ORDER No	2. DELIVERY ORDER No.	3. DATE OF ORDER	4. REQUISITION/PURCH REQUEST No.	5. PRIORITY
M67854-05-D-5091	0002	18 May 2005	See Schedule	DO-A4A

6. ISSUED BY CODE [M67854]
COMMANDING GENERAL
MARCORSYSCOM
2200 LESTER STREET
QUANTICO, VA 22134
Contracting Officer: Terence J. McGinn (703) 432-3717

7. ADMINISTERED BY CODE [S1103A]
DCMA ATLANTA
SOUTH CAROLINA OPERATIONS TEAM
2300 LAKE PARK DRIVE, SUITE 300
SMYRNA, GA 30080-4091
ACO: Karen Benner (803) 751-6877

8. DELIVERY FOB
[X] DEST
[ ] OTHER
(See Schedule if other)

9. CONTRACTOR CODE [1EFH8] FACILITY [ ]
FORCE PROTECTION INDUSTRIES, INC.
9801 HIGHWAY 78, #3
LADSON, SC 29456
PHONE: (843) 740-7015
CAGE:1EFH8
DUNS: 00-3268989
TIN 860861514
POC: Mike Aldrich (203) 912-1350

10. DELIVER TO FOB POINT BY DATE
See Schedule

11. DISCOUNT TERMS
Net 30 days

11. MARK IF BUSINESS IS
[x] SMALL
[ ] SMALL DISAD
[ ] WOMEN-OWN

13. MAIL INVOICES TO
Address reflected in Block 15

14. SHIP TO CODE [ ]
See Schedule

15. PAYMENT WILL BE MADE BY CODE [HQ0338]
DFAS – COLUMBUS CENTER
Attn: SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS, OH 43218-2264

MARK ALL PACKAGES AND PAPERS WITH CONTRACT OR ORDER NUMBER

16. TYPE OF ORDER			
	DELIVERY	XX	This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
	PURCHASE		

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED. SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH AND AGREES TO PERFORM THE SAME.

Force Protection Industries, Inc.	[signature]	Michael M. Aldrich	18 May 2005
NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED

[X] If this box is marked, supplier must sign Acceptance and return the following number of copies: 1

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
See Paragraph 2 of Delivery Order

18. ITEM NO.	19. SCHEDULE OF SUPPLIES / SERVICE	20. QUANTITY ORDERED ACCEPTED	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE CONTINUATION SHEET				

If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
BY [signature] TERENCE J. McGINN, CONTRACTING OFFICER, U.S.M.C.

25. TOTAL: $16,549,582.00 NTE
29. DIFFERENCE

26. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

DATE — SIGNATURE OF AUTHORIZED GOVERNMENT REP

36. I certify this account is correct and proper for payment

DATE — SIGNATURE AND TITLE OF CERTIFYING OFFICER

27. SHIP TO
[ ] PARTIAL
[ ] FINAL

28. D.O. VOUCHER NO.

30. INITIALS

32. PAID BY

33. AMOUNT VERIFIED CORRECT FOR

31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL

34. CHECK NUMBER

35. BILL OF LADING NO.

37. RECEIVED BY	38. RECEIVED BY (PRINT)	39. DATE RECEIVED YYMMDD	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

M67854-05-D-5091
JERRV
Delivery Order - 0002

1. In Block 14 – Ship To:

SECTION F – DELIVERIES AND PERFORMANCE- BASE YEAR			
ITEM(s)	QTY/ UNIT	DESTINATION	DELIVERY DATE/PERIOD OF PERFORMANCE
0003	17/EA	Ship to: FB4418- 437 LRS/LGR DCO 113 S. BATES ST (BLDG 178) CHARLESTON AFB, SC 29404-4718 Mark For: USMC TMO-EAST OIF M/F MMX160 AL TAQQADUM AB HABBANIYAH IQ ******SEE NOTE 1 BELOW**	On or before 270 days after award of Delivery Order.

SECTION F – DELIVERIES AND PERFORMANCE- BASE YEAR			
ITEM(s)	QTY/ UNIT	DESTINATION	DELIVERY DATE/PERIOD OF PERFORMANCE
0004	45/EA	Ship to: FB4418- 437 LRS/LGR DCO 113 S. BATES ST (BLDG 178) CHARLESTON AFB, SC 29404-4718 Mark For: USMC TMO-EAST OIF M/F MMX160 AL TAQQADUM AB HABBANIYAH IQ ******SEE NOTE 1 BELOW**	On or before 270 days after award of Delivery Order.

SECTION F – DELIVERIES AND PERFORMANCE- BASE YEAR			
ITEM(s)	QTY/ UNIT	DESTINATION	DELIVERY DATE/PERIOD OF PERFORMANCE
0005	1/EA	MARCORSYSCOM ATTN: GTES—Joe Murgo 2200 LESTER STREET QUANTICO, VA 22134	On or before 90 days after award of Delivery Order.

SECTION F – DELIVERIES AND PERFORMANCE- BASE YEAR			
ITEM(s)	QTY/ UNIT	DESTINATION	DELIVERY DATE/PERIOD OF PERFORMANCE
0006	2/EA	One session East coast CONUS and One session in Iraq.	On or before 270 days after award of Delivery Order.

Note 1: The contractor **SHALL CONTACT** Joseph B. Murgo by E-mail at: joseph.murgo@usmc.mil, at (703) 432-3757 ***BEFORE*** **MAKING ANY SHIPMENT OF THE ITEMS UNDER THIS CONTRACT.**

UPON MAKING CONTACT WITH THIS INDIVIDUAL, THE CONTRACTOR WILL BE PROVIDED A DOCUMENT NUMBER FOR ITEM TRACKING PURPOSES.

2. a. Block 17 - ACCOUNTING AND APPROPRIATIONS DATA, funding on the Delivery Order is provided to **CLINs 0003, 0004, 0005 and 0006** as follows:

ACRN AA 1751109 6523 310 67854 067443 2D 652305 45005RC56289 **$13,637,582.00 NTE**

Document No. M9545005RC56289

ACRN AB 1751109 7000 310 67854 067443 2D 700023 45005RC57022 **$ 2,912,000.00 NTE**

Document No. M95450-05RC57022

The total not to exceed firm-fixed price for Delivery Order 0002 is established at **$16,549,582.00 NTE**

b. **FAR 52.216-24 Limitation of Government Liability (Apr 1984)**

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding **50% of the funding under this Delivery Order until contract is definitized**.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is **50% of the funding under this Delivery Order until contract is definitized**.

(End of Clause)

3. Blocks 18 through 23 - Schedule of Supplies/Services. The following Delivery Order is issued as follows:

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0003	**Joint Explosive Ordnance Demolition (EOD)/Engineering Response Vehicle (JERRV)** **EOD Variant; 6X6** ACRN: **AA** (Over-packed with Technical Data, Para 3.3 of the SOW) (In accordance with the attached SOW, Para 3.0 and Performance Specification.)	17	Each	$ 659,446.00 NTE	$11,210,582.00 NTE

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0004	**Deployment Blocks** ACRN: **AA** (In accordance with the attached SOW, Para 3.2.1 and Performance Specification.)	17	Each	$ 104,000.00 NTE	$1,768,000.00 NTE

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0004	**Deployment Blocks** ACRN: **AB** (In accordance with the attached SOW, Para 3.2.1 and Performance Specification.)	**28**	**Each**	**$ 104,000.00 NTE**	**$2,912,000.00 NTE**

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0005	**Technical Data** ACRN: **AA** (In accordance with the attached SOW, Para 3.2.1 and Performance Specification.) (In accordance with the Statement of Work, Para 3.3)	**1**	**LOT**	**$ 489,000.00 NTE**	**$ 489,000.00 NTE**

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0006	**Training** ACRN: **AA** (In accordance with the Statement of Work, Para 3.6)	**2**	**Each**	**$ 85,000.00 NTE**	**$170,000.00 NTE**

4. Except as provided herein, all terms and conditions of the reference contract, including price, remain unchanged and in full force and effect.